Investor Update 4th Quarter 2025 DECEMBER 2025 Exhibit 99.1

Forward-Looking Statements and Non-GAAP Financial Measures This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995 and the rules and regulations of the Securities and Exchange Commission (“SEC”). Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T's business, and management's beliefs and assumptions. Statements regarding the potential effects of events or factors specific to M&T and/or the financial industry as a whole, as well as national and global events generally, on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements. Such statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict and may cause actual outcomes to differ materially from what is expressed or forecasted. While there can be no assurance that any list of risks and uncertainties is complete, important factors that could cause actual outcomes and results to differ materially from those contemplated by forward-looking statements include the following, without limitation: economic conditions and growth rates, including inflation and market volatility; events, developments and current conditions in the financial services industry, including trust, brokerage and investment management businesses; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, loan concentrations by type and industry, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; levels of client deposits; ability to contain costs and expenses; changes in M&T's credit ratings; domestic or international political developments and other geopolitical events, including trade and tariff policies and international conflicts and hostilities; changes and trends in the securities markets; common shares outstanding and common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-, brokerage-, and investment management-related revenues; federal, state or local legislation and/or regulations affecting the financial services industry, or M&T and its subsidiaries individually or collectively, including tax policy; regulatory supervision and oversight, including monetary policy and capital requirements; governmental and public policy changes; political conditions, either nationally or in the states in which M&T and its subsidiaries do business; the initiation and outcome of potential, pending and future litigation, investigations and governmental proceedings, including tax-related examinations and other matters; operational risk events, including loss resulting from fraud by employees or persons outside M&T and breaches in data and cybersecurity; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price, product and service competition by competitors, including new entrants; technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition, divestment and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements. These are representative of the factors that could affect the outcome of the forward-looking statements. In addition, as noted, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, and other factors. M&T provides further detail regarding these risks and uncertainties in its Form 10-K for the year ended December 31, 2024, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date they are made, and M&T assumes no duty and does not undertake to update forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. This presentation also contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). Management believes investors may find these non-GAAP financial measures useful. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the Appendix for reconciliation of GAAP with corresponding non-GAAP measures, as indicated in the presentation. 2

Our Customers Linking our customers to the people, capital, and ideas that empower them in the moments that matter most in their lives. Our Communities M&T is a “bank for communities,” a true engine for local economic development and relationship-building. Our Colleagues We empower our employees to be the best versions of themselves through integrity and empathy. We are committed to Our Shareholders We deliver reliable results anchored by a strong balance sheet that protects and builds investor value across economic cycles. Together, We are M&T Bank 3

Focused on Four Priorities 4 Build our New England and Long Island Markets Optimize our Resources through Simplification Make our Systems and Processes Resilient and Scalable Continue to Develop and Scale our Capability to Manage Risk We continue our mission to simplify M&T and make investments that will improve the experience of our customers and colleagues — and help us maintain our differentiated community bank approach

Key Awards and Accolades Received 13 “Best Bank” Awards across Small Business and Middle -Market Categories Small Business • Best Bank for Valuing Long -Term Relationships (U.S.) • Best Bank for Customer Service (U.S.) • Best Bank for Ease of Doing Business (U.S.) • Best Bank for Trust (U.S.) Middle Market • Best Bank for Valuing Long -Term Relationships (U.S.) • Best Bank for Satisfaction with RM (U.S.) • Best Bank for Trust (U.S.) The Most Powerful Women in Finance: Meghan Shue, Wilmington Trust 2025 American Banker The Most Powerful Women in Banking NEXT: Dominique Goss, M&T Charitable Foundation The Most Powerful Women in Banking’s Top Teams: Wilmington Trust 2025 All -America Executive Team Received #1 Ranking among Large Cap Banks and Placed in the Top 10 across All U.S. Banks • Best CEO – Rene Jones • Best CFO – Daryl Bible • Best IR Professional – Brian Klock (#3 Industry -Wide) • Best Company Board – M&T Bank • Best ESG Program – M&T Bank • Best Investor/Analyst Event – M&T Bank • Best IR Program – M&T Bank • Best IR Team – M&T Bank 5

Through the Cycle Profitability Advantage…

Net Operating ROTA(1)



MTB
Peer Median
1.31%
+30bps
1.01%
1.34%
+18bps
1.15%
1.28%
+18bps
1.10%
20-Years 2005-2024
10-Years 2015-2024
5-Years 2020-2024

Key Points

Better than Peer PPNR Generation & Credit Losses
- Aided by NIM, efficiency and credit loss outperformance

Consistent Profitability Advantage
- Over the past 5-, 10-, and 20-years, M&T maintained an **18 to 30 basis point ROTA advantage** compared to the peer median

Results in Normalized ROTCE Advantage
- Equates to a **~2.4% to ~3.9% normalized ROTCE advantage** compared to peers assuming normalized capital levels

ROTA Considered in Long-Term Incentives
- Recent Performance Vested Stock Units grants include a 1.25% absolute ROTA threshold

(1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures

M&T Bank Corporation 6

$1.60 $5.70 $- $1 $2 $3 $4 $5 $6 2004 2009 2014 2019 2024 $23.62 $109.36 $- $20 $40 $60 $80 $100 $120 2004 2009 2014 2019 2024 …Combined with Consistent Growth Dividend Per Share Tangible Book Value Per Share MTB1: 6.2% CAGR Peer Median: 0.9% CAGR MTB: 8.0% CAGR Peer Median: 1.7% CAGR CAGR – TBVPS Growth plus Dividends MTB Peer Median Consistently Delivering Value and Growth • Consistent dividend and TBVPS growth compared to peers • Results in higher than peer CAGR for TBVPS growth plus dividends over 5-, 10-, and 20-years • Increased quarterly per share dividend from $1.35 to $1.50 in 3Q25 Key Points 7 10.6% 10.1% 12.1% 4.4% 7.4% 6.8% 20-Years YE04-YE24 10-Years YE14-YE24 5-Years YE19-YE24 (1) Growth through 2024

2020 2021 2022 2023 2024 3Q25 YTD Superior Pre-Credit Earnings Net Interest Margin 3.16% 2.76% 3.39% 3.83% 3.58% 3.66% Efficiency Ratio (1) 56.3% 59.0% 56.6% 54.9% 56.9% 56.3% PPNR ($, Millions) (1) $2,579 $2,445 $3,471 $4,232 $3,979 $3,064 PPNR to RWA (1) 2.4% 2.3% 2.7% 2.8% 2.6% 2.6% Strong Credit Metrics Allowance to Loans (As At) 1.76% 1.58% 1.46% 1.59% 1.61% 1.58% Net Charge-Offs to Loans 0.26% 0.20% 0.13% 0.33% 0.41% 0.36% Focused on Returns Net Operating Return on: Tangible Assets (1) 1.04% 1.28% 1.35% 1.42% 1.30% 1.41% Tangible Common Equity (1) 12.79% 16.80% 16.70% 17.60% 14.54% 15.07% Consistent Capital Generation (As At) Tangible Common Equity to Tangible Assets 7.49% 7.68% 7.63% 8.20% 9.07% 8.79% Common Equity Tier 1 Ratio 10.00% 11.42% 10.44% 10.98% 11.68% 10.99% Tier 1 Capital Ratio 11.17% 13.11% 11.79% 12.29% 13.21% 12.49% Balance Sheet (As At) Loans to Deposits 82.25% 70.63% 80.46% 82.11% 84.16% 83.81% Securities to Assets 4.94% 4.61% 12.56% 12.91% 16.36% 17.45% Key Ratios 8 (1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures

Solid Performance in Key Metrics against Peers 9 ROTA(1) 3Q25 Net Interest Margin 3Q25 Efficiency Ratio(1) 3Q25 PPNR / RWA(1) 3Q25 NCO / Loans 3Q25 Source: S&P Global Market Intelligence and company filings (1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures 1.56% MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 3.68% MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 53.6% MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 2.8% MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 0.42% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 MTB Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11

NIM Outperformance


MTB
Peer 75th %-tile
Peer 25th %-tile

Strength on both loan pricing and deposit cost...


Loan Yield
7.0%
6.0%
5.0%
4.0%
3.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2020 2021 2022 2023 2024 2025
6.1%
6.1%
5.8%


Total Deposit Cost
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2020 2021 2022 2023 2024 2025
2.0%
1.8%
1.7%

...drives NIM outperformance


NIM
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2020 2021 2022 2023 2024 2025
3.7%
3.2%
2.9%


Risk Adjusted NIM¹
4.0%
3.5%
3.0%
2.5%
2.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2020 2021 2022 2023 2024 2025
3.4%
3.0%
2.6%

Note: (1) Taxable Equivalent NII less Net Charge-offs as a percent of Average Earning Assets

M&T Bank Corporation | 10

Strong Overall Profitability 11 NIM outperformance combined with fee income and efficiency drives profitability outperformance PPNR / RWA ROTA 2.8% 2.4% 1.9% 1.0% 2.0% 3.0% 4.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2020 2021 2022 2023 2024 2025 1.6% 1.3% 1.0% 0.0% 0.5% 1.0% 1.5% 2.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2020 2021 2022 2023 2024 2025 MTB Peer 75th %-tile Peer 25th %-tile

Consistent Growth 12 Profitability outperformance also combined with consistent and strong Dividend and TBVPS growth Cumulative Dividend Per Share Growth Cumulative TBVPS Growth 36% 40% 6% 0% 10% 20% 30% 40% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2020 2021 2022 2023 2024 2025 48.6% 5.3% 20.8% (40.0)% (30.0)% (20.0)% (10.0)% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2020 2021 2022 2023 2024 2025 Company Cumulative TBVPS Growth MTB 48.6% Peer 1 40.0% Peer 2 27.1% Peer 3 26.8% Peer 4 16.3% Peer 5 16.1% Peer 6 15.2% Peer 7 14.8% Peer 8 7.5% Peer 9 3.1% Peer 10 3.1% Peer 11 (1.6%) Median (excl. MTB) 15.2% Company Cumulative Div Growth Peer 1 71.0% Peer 2 48.1% Peer 3 47.8% MTB 36.4% Peer 4 32.4% Peer 5 23.8% Peer 6 15.6% Peer 7 10.8% Peer 8 7.7% Peer 9 4.4% Peer 10 3.3% Peer 11 0.0% Median (excl. MTB) 15.6% MTB Peer 75th %-tile Peer 25th %-tile

Balance Sheet and Capital Strength Provides Flexibility 13 (1) AOCI including unrealized gains / (losses) on AFS securities and pension-related effects. Pension and Securities AOCI % of RWA(1) CET1 Ratio including AOCI(1) 0.1% (1.7%) (1.3%) (4.0)% (3.0)% (2.0)% (1.0)% 0.0% 1.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2020 2021 2022 2023 2024 2025 MTB Peer 75th %-tile Peer 25th %-tile 11.1% 9.2% 9.7% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2020 2021 2022 2023 2024 2025

Areas of Focus 14

4Q25 Outlook

Category	Item	4Q25 Outlook	Comments
Income Statement	**Net Interest Income** *Taxable-equivalent*	$1.8 billion +/-	• NIM of 3.70% +/- • Reflects two rate cuts in 4Q25 (October & December)
Income Statement	**Fee Income**	$670 to $690 million	• Continued strength in trust, mortgage banking and service charges
Income Statement	**GAAP Expense** *Includes intangible amortization*	$1,350 to $1,370 million	• Expenses increasing due to professional services
Income Statement	**Net Charge-Offs** *% of Average Loans*	40 to 50 basis points	• FY2025 NCO less than 40 basis points
Income Statement	**Tax Rate** Taxable-equivalent	23.5% to 24%	
Income Statement	**Preferred Dividend**	$39 million	• Reflects partial quarter impact of October Series K issuance
Average Balances	**Loans**	$137 to $138 billion	• Growth in C&I and consumer • Moderating pace of CRE decline
Average Balances	**Deposits**	$163 to $164 billion	• Focus on growing customer deposits
	CET1 Capital Ratio	10.75% to 11.00%	• Share repurchase flexibility

M&T Bank Corporation | 15

Our Focus on the Fundamentals Diversified Business Model with Fee Income Momentum Diversified Loan Portfolio with a History of Credit Outperformance Positive Recent Trends in Nonaccrual and Criticized Granular and Broad-Based Core Deposit Funding & Strong Liquidity Strong Capital and Low AOCI Impact High Quality Securities Portfolio 16

Diversified Business Model

3Q25 YTD, % of Total M&T	Commercial Bank	Retail Bank	Institutional Services & Wealth Management	Total M&T
	Experienced teams provide a wide-range of credit, liquidity and capital markets solutions to meet our customer needs, delivered through a local engagement model and industry expertise on a national scale.	Strategically built for the communities in which we operate. High-touch, local sales and service model provides a low-cost, stable funding base, a long-tenured customer base, and the shared benefits of community growth and development.	**Institutional Services** Expanding on strength of its reputation for industry leading service and strong reputation with existing network of deal influencers. **Wealth Management** Provides planning-led advice, leveraging Wilmington Trust's national capabilities and the enhanced experience that LPL brings, to grow customers across the wealth continuum.	
Net Interest Income[1]	**$1,599 million** *31%*	**$2,959 million** *57%*	**$500 million** *10%*	***$5,202 million***
Fee Income	**$587 million** *29%*	**$691 million** *34%*	**$678 million** *33%*	***$2,046 million***
Revenue	**$2,186 million** *30%*	**$3,650 million** *50%*	**$1,178 million** *16%*	***$7,248 million***
Average Loans	**$78 billion** *57%*	**$53 billion** *39%*	**$4 billion** *3%*	***$136 billion***
Average Deposits	**$46 billion** *28%*	**$90 billion** *55%*	**$19 billion** *12%*	***$162 billion***
ROTA[2]	*1.17%*	*2.61%*	*12.30%*	*1.41%*
ROTCE[2]	*13.2%*	*31.0%*	*81.4%*	*15.1%*
Efficiency Ratio[2]	*49.4%*	*53.7%*	*55.1%*	*56.3%*

Note: 'All Other' category not shown above. Represents 3% ($144 million) of NII, 4% ($90 million) of fees, 3% ($234 million) of revenue, <0.25% (<$0.25 billion) of loans and 5% ($8 billion) of deposits.
(1) Net interest income is the difference between actual taxable-equivalent interest earned on assets and interest paid on liabilities by a segment and a funding charge (credit) based on the Company's internal funds transfer pricing methodology
(2) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures

M&T Bank Corporation | 17

Swap Portfolio Details 18 ▪ CF Hedges – executed $4.3B of forward-starting receive fix swaps in 2025: weighted average start August 2026, ~3.31% ▪ FV Debt Hedges - executed $750MM forward-starting receive fix swaps in 2025: weighted average start January 2026, ~3.67% Highlights Active and Forward-Starting Swaps Cash Flow and Fair Value – as of 9/30/2025 Forward-Starting CF Active CF Forward-Starting FV Active FV B ill io n s Cash Flow – WAVG Coupon Active 3.79 3.81 3.80 3.82 3.62 3.62 Forward Starting 3.46 3.38 3.38 3.39 3.35 3.29 Fair Value – WAVG Coupon Active 3.33 3.52 3.56 3.56 3.56 3.56 Forward Starting 3.84 3.68 N/A N/A N/A N/A $3.4 $4.4 $6.1 $6.1 $6.1 $6.1 $2.8 $1.8 $14.6 $15.2 $15.0 $15.5 $13.2 $13.4 $10.4 $9.3 $9.3 $6.3 $1.1 $0.9 $- $5 $10 $15 $20 $25 $30 $35 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 T h o u s a n d s

Fee Income Momentum

Noninterest Income Mix(1)

3Q25 YTD


Other
15%
Credit Card & Merchant
7%
LOC & Credit-Related
8%
Mortgage Commercial
5%
Mortgage Residential
14%
Service Charges
20%
Trust and Brokerage
31%
3Q25 YTD Noninterest Income(1)
$2.0B

Noninterest Income(1)


Noninterest Income
Notable Items
$608
$639
$611
$683
$25
$658
$751
$28
$723
3Q24
4Q24
1Q25
2Q25
3Q25

Diversified Fee Businesses Perform Across Cycles

- Consistent growth in noninterest income(1) over past year; YTD25 results are up 15% from the prior YTD with growth in all fee income lines
- Total noninterest income(1) is 28% of total revenue(2), which is lower than peer median for YTD25 as a result of top NIM; 32% of total revenue assuming M&T had peer median NIM

(1) Noninterest income excluding securities gains and losses. 2Q25 noninterest income includes two one-time gains ($15 million gain on sale of out-of-footprint CRE loan portfolio & $10 million gain on the sale of a subsidiary that specialized in institutional services). 3Q25 noninterest income includes an earnout payment of $28 million related to the 2023 sale of the Collective Investment Trust (CIT) business
(2) Total revenue includes taxable-equivalent NII and noninterest income excluding securities gains and losses

M&T Bank Corporation 19

Local Scale in Key Markets 20 Source: S&P Global Market Intelligence, FDIC Summary of Deposits (1) Weighted Average by County (2) Top banks and thrifts by number of branches in Northeast / Mid-Atlantic regions (CT, DC, DE, MA, MD, ME, NH, NJ, NY, PA, RI, VA, VT, WV). M&T as of 10/20/2025, excludes three domestic branches outside of Northeast footprint Top Northeast Banks by Branches1 Branches 1 JPMorgan Chase & Co. 1,214 2 Bank of America Corp. 1,030 3 M&T Bank Corp. 939 4 Toronto-Dominion Bank 866 5 Citizens Financial Group 834 6 Wells Fargo & Co. 788 7 PNC Financial Services 684 8 Truist Financial Corp. 613 9 KeyCorp 409 10 Banco Santander SA 379 Dense Northeast network covers a geography with only a 300-mile radius but approximately 22% of U.S. population and 25% of GDP Community Banking Approach… …With Market Leading Franchises… …and Dense, Efficient Network Household Income(1) ($,000’s) Peer 1 $90 Peer 2 $89 MTB $86 Peer 3 $85 Peer 4 $85 Peer 5 $83 Peer 6 $82 Peer 7 $79 Peer 8 $77 Peer 9 $75 Peer 10 $72 Peer 11 $72 Deposit Market Share(1) Peer 1 33% Peer 2 27% MTB 25% Peer 3 24% Peer 4 22% Peer 5 18% Peer 6 17% Peer 7 14% Peer 8 14% Peer 9 13% Peer 10 12% Peer 11 8%

0% 10% 20% 30% 40% 50% 60% 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 1 Q 2 5 2 Q 2 5 3 Q 2 5 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 1 Q 2 5 2 Q 2 5 3 Q 2 5 Source: S&P Global Market Intelligence Local Scale Leads to Superior Deposit Franchise Noninterest-bearing deposits represented 27% of 3Q 2025 average total deposits for M&T or 29% of total deposits excluding brokered, compared to 24% peer median 2005-3Q25 Average M&T 0.80% Peer Median 0.95% Difference -0.15% Noninterest-Bearing Deposits / Total Deposits Total Cost of Deposits 21 M&T Peer Median Peer Range Total Cost of Deposits 3Q25 M&T Peer Median Peer Range 1.41% 1.68% 1.72% 1.79% 1.82% 1.83% 1.85% 1.85% 1.99% 2.01% 2.07% 2.13% Peer 1 Peer 2 MTB Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11

Diversified and Granular Deposit Base

Institutional Services & Wealth Management

- Consists primarily of Wealth and Institutional Services deposits
- **Wealth Management ($4B):** Average relationship tenure of 17 years; Average account size ~$174k
- **Institutional Services ($15B):** Average account size ~$1MM

All Other

- Consists predominantly of brokered deposits



Average Deposits
3Q25
Inst. Svcs. & Wealth Mgmt. $18.5B
All Other $7.7B
Retail Bank $90.4B
Commercial Bank $46.0B
$163B

Retail Bank

- Consists primarily of Consumer and Business Banking
- Deposits are spread across our 900+ branch network, spanning 12 states and Washington, DC
- **Consumer ($64B):** Average relationship tenure of 17 years; Average account size ~$14k
- **Business Banking ($22B):** Average relationship tenure of 13 years; Average account size ~$58k; ~43% operating balances
- **Other Businesses ($5B):** Primarily Mortgage

Commercial Bank

- Diversified across industries and geographies
- Average relationship tenure of 17 years
- ~59% operating balances

M&T Bank Corporation | 22

Multifamily $6.5B, 5% Retail $4.3B, 3% Office $3.5B, 3% Health Services $1.6B, 1% Hotel $1.8B, 1% Industrial & Other $2.4B, 2% Construction $4.0B, 3% C&I - Owner Occ. $11.1B, 8% C&I $50.8B, 37% Cons. Real Estate $24.7B, 18% Consumer $26.4B, 19% Permanent CRE $20.1B, 15% Well Diversified Loan Portfolio (1) Regulatory CRE includes Construction (HC-C 1.a.(1) and HC-C 1.a.(2)), Multifamily (HC-C 1.d), non-owner occupied (HC-C 1.e.(2)) and non-real estate secured CRE (HC-C, Memo 2) Loan Portfolio Composition 9/30/2025 Regulatory CRE % of Tier 1 Capital + Allowance1 Regulatory CRE Concentration as measured against Tier 1 Capital and Allowance has declined by ~134 percentage points since 2019 $137B 23 262% 128% 12/31/2019 9/30/2025 -134%

Loans to Nondepository Financial Institutions

Loans to Nondepository Financial Institutions



$11.3B
8% of Total Loans
$0.9B
$0.4B
$1.6B
$3.0B
$5.4B
9/30/2025

Loan Types

Other loans to NDFIs
All Other (e.g. insurance, broker/dealer)

Consumer Credit Intermediaries
Consumer Lender Finance

Business Credit Intermediaries
Wholesale Lender Finance, BDCs

Private Equity Funds
Subscription Lines (i.e., capital call facilities)

Mortgage Credit Intermediaries
Institutional CRE, Residential Mortgage Warehouse, Mortgage Servicing Rights (MSR)

Portfolio Characteristics

- M&T's loans to NDFIs represent 8% of loans, compared to peer median of 12%.
- M&T's NDFI portfolio demonstrates superior credit performance compared to our broader commercial lending portfolio.
- Concentrated in Mortgage Credit and Private Equity.
  - Components centered around Institutional CRE credit solutions, Residential Mortgage Warehouse lines, MSR secured financing, and fund subscription lines.
  - All of which have low loss profiles both internally and across the industry.
- M&T's Private Equity lending is entirely comprised of capital call facilities.

Note: Loans to NDFIs presented above based on M&T Bank's Call Report.

M&T Bank Corporation | 24

Source: S&P Global Market Intelligence and FRY9C Note: Industry data represents all FDIC-insured institutions from the FDIC’s Quarterly Banking Profile (“QBP”). Average, max, and range are weighted FY1990-3Q25. Superior Credit Losses Through Multiple Economic Cycles M&T Credit Philosophy NCO % of Loans • Consistently conservative credit standards through economic cycles • Emphasis on secured lending: cash flow + collateral + guarantees • Customer selection, supported by local market knowledge • Working with customers to achieve best long-term outcome “Great Financial Crisis” 2001 Recession S&L Crisis While M&T’s long-term average nonaccrual rate has exceeded the peer median (1.1% vs. 0.9% for peers), its peak annual loss rate was 42% of the peer median – nonaccruals may not translate to losses 25 COVID 19 Pandemic M&T Peer Median Peer Range Industry 0% 1% 2% 3% 4% 5% 1 9 9 0 1 9 9 1 1 9 9 2 1 9 9 3 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 1 Q 2 5 2 Q 2 5 3 Q 2 5 Avg Max Range MTB 0.34% 1.01% 0.88% Peer Median 0.57% 2.41% 2.23% Industry 0.79% 2.56% 2.31%

Credit Metrics Nonaccrual Loans Net Charge-offs Provision for Credit Losses Allowance for Loan Losses 26 $120 $160 $114 $108 $146 0.35% 0.47% 0.34% 0.32% 0.42% 3Q24 4Q24 1Q25 2Q25 3Q25 $ I N M IL L IO N S Net Charge-offs ($) Net Charge-off Ratio (%) $1,926 $1,690 $1,540 $1,573 $1,512 1.42% 1.25% 1.14% 1.16% 1.10% 3Q24 4Q24 1Q25 2Q25 3Q25 $ I N M IL L IO N S Nonaccrual Loans ($) Nonaccrual Loans (%) $120 $140 $130 $105 $110 $20 $15 3Q24 4Q24 1Q25 2Q25 3Q25 $ I N M IL L IO N S Provision for Loan Losses Provision for Unfunded Credit Commitments $2,204 $2,184 $2,200 $2,197 $2,161 1.62% 1.61% 1.63% 1.61% 1.58% 3Q24 4Q24 1Q25 2Q25 3Q25 $ I N M IL L IO N S Allowance for Loan Losses ($) Allowance for Loan Losses (%)

Criticized C&I and CRE Loans • Criticized loans decreased -$584 million QoQ: • C&I increased modestly +$87 million • CRE decreased -$671 million – Permanent CRE -$626 million – Construction -$45 million • 96% of criticized accrual loans are current 27 $10.9 $9.9 $9.4 $8.4 $7.8 12.2% 11.2% 10.9% 9.7% 9.0% 3Q24 4Q24 1Q25 2Q25 3Q25 $ I N B IL L IO N S Criticized ($) Criticized % of C&I and CRE Loans

High Quality Securities Portfolio

Securities Portfolio Composition

9/30/2025


Equity & Other
$1.0B
Municipal Bonds
$2.2B
Agency CMBS
$6.9B
$37B
Agency MBS
$19.7B
US Treasury
$7.1B

Highlights

- Securities of **$36.9B**; **17%** of total assets
- **~$0.9B** securities maturing[1] in remainder of 2025 with an average yield of **4.0%**
- Investment securities yield increased to **4.13%** in 3Q25
- AFS and pension-related AOCI would have impacted the CET1 capital ratio by **+13 bps** at the end of 3Q25
- HTM debt securities represent **34%** of securities
- Agency MBS/CMBS and U.S. Treasurys represent **~91%** of securities portfolio

	Duration	Pretax Unrealized Gain/(Loss)
AFS	~2.5 years	$163 million
HTM	~5.4 years	($789 million)
Total Debt Securities	~3.5 years	($626 million)

(1) Mortgage securities include estimated prepayment under market forward interest rates

M&T Bank Corporation | 28

8.3% 8.8% 9.1% 9.2% 9.2% 9.5% 9.5% 9.6% 9.8% 9.8% 10.3% 11.1% Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 MTB 6.2% 6.5% 6.8% 6.9% 7.2% 7.5% 7.7% 7.9% 8.1% 8.3% 8.6% 8.8% Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 MTB Strong Capital Levels Compared to Peers • Capital levels favorable to peers both as reported and when considering AOCI • Modest impact from including AOCI in regulatory capital(1) – 13 basis point positive impact to CET1 ratio at September 30, 2025 • Expect CET1 ratio of 10.75% to 11% in 4Q25 • Maintain share repurchase flexibility • Increased quarterly dividend per share from $1.35 to $1.50 in 3Q25 (1) Proposal would require regulatory capital to include unrealized gains / (losses) on AFS securities and pension-related effects CET1 Ratio incl. AOCI(1) 9/30/2025 Tangible Common Equity / Tangible Assets 9/30/2025 Highlights 29 +160 bps vs Peer Median +130 bps vs Peer Median

Why invest in M&T? • Long term focused with deeply embedded culture • Business operated to represent the best interests of all key stakeholders • Energized colleagues consistently serving our customers and communities • A safe haven for our clients as proven during turbulent times and crisis • Experienced and seasoned management team • Strong risk controls with long track record of credit outperformance through cycles • Leading position in core markets 30 • 15-17% ROTCE(1) • Robust dividend growth • 8% TBV per share growth(2) Source: FactSet, S&P Global, Company Filings (1) ROTCE range comprises 5 years of the trailing 3-year ROTCE from 2019-2024, consistent with M&T's measurement of ROTCE for performance-based stock compensation (2) TBV per share growth represents CAGR from 2019-2024 Purpose-Driven Successful and Sustainable Business Model that Produces Strong Shareholder Returns Purpose Driven Organization Successful and Sustainable Business Model Strong Shareholder Returns

Appendices 31

Appendix 1

GAAP to GAAP - Adjusted (Non-GAAP) Reconciliation

In millions	2020	2021	2022	2023	2024	3Q YTD	3Q24	2Q25	3Q25
Revenues									
Net interest income - GAAP	$3,866	$3,825	$5,822	$7,115	$6,852	$5,169	$1,726	$1,713	$1,761
Total other income - GAAP	2,088	2,167	2,357	2,528	2,427	2,046	606	683	752
Subtotal	5,955	5,992	8,179	9,643	9,279	7,215	2,332	2,396	2,513
Premium amortization for acquired securities	-	-	-	-	-	17	-	17	-
Gain on sale of out-of-footprint loan portfolio	-	-	-	-	-	(15)	-	(15)	-
Gain on sale of ICS subsidiary	-	-	-	-	-	(10)	-	(10)	-
Gain & earnout on CIT	-	-	-	(225)	-	(28)	-	-	(28)
Gain on MTIA	-	-	(136)	-	-	-	-	-	-
Revenues - GAAP Adjusted	$5,955	$5,992	$8,042	$9,418	$9,279	$7,179	$2,332	$2,388	$2,485
Noninterest expense									
Noninterest expense - GAAP	$3,385	$3,612	$5,050	$5,379	$5,359	$4,114	$1,303	$1,336	$1,363
Pension plan distribution benefit	-	-	-	-	12	-	-	-	-
Redemption of trust preferred obligations	-	-	-	-	(20)	-	-	-	-
Vacated facility write-downs	-	-	-	-	(27)	-	-	-	-
FDIC special assessment	-	-	-	(197)	(34)	-	-	-	-
Charitable contribution	-	-	(135)	-	-	-	-	-	-
Merger-related expense	-	(44)	(338)	-	-	-	-	-	-
Noninterest expense - GAAP Adjusted	$3,385	$3,568	$4,577	$5,182	$5,290	$4,114	$1,303	$1,336	$1,363
PPNR									
Revenues - GAAP Adjusted	$5,955	$5,992	$8,042	$9,418	$9,279	$7,179	$2,332	$2,388	$2,485
(Gain) loss on bank investment securities	9	21	6	(4)	(10)	(1)	2	-	(1)
Noninterest expense - GAAP Adjusted	(3,385)	(3,568)	(4,577)	(5,182)	(5,290)	(4,114)	(1,303)	(1,336)	(1,363)
Pre-provision net revenue	$2,579	$2,445	$3,471	$4,232	$3,979	$3,064	$1,031	$1,052	$1,121

Note: M&T is providing supplemental reporting of its results on a "GAAP – Adjusted" basis, from which M&T excludes the after-tax effect of certain notable items of significance. Although "GAAP – Adjusted" income as presented by M&T is not a GAAP measure, M&T's management believes that this information helps investors understand the effect of such notable items in reported results.

Tables in appendices may not foot due to rounding.

M&T Bank Corporation | 32

Appendix 2

GAAP to Net Operating (Non-GAAP) Reconciliation

In millions	2020	2021	2022	2023	2024	3Q YTD	3Q24	2Q25	3Q25
Net income									
Net income - GAAP	$1,353	$1,859	$1,992	$2,741	$2,588	$2,092	$721	$716	$792
Amortization of core deposit and other intangible assets (1)	11	8	43	48	42	24	10	8	6
Merger-related expenses (1)	-	34	431	-	-	-	-	-	-
Net operating income	1,364	1,900	2,466	2,789	2,630	2,116	731	724	798
Preferred stock dividends	(68)	(73)	(97)	(100)	(134)	(107)	(47)	(35)	(36)
Net operating income available to common equity	$1,296	$1,827	$2,369	$2,689	$2,496	$2,009	$684	$689	$762

Note: M&T consistently provides supplemental reporting of its results on a "net operating" or "tangible" basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit and other intangible asset balances, net of applicable deferred tax amounts) and gains (when realized) and expenses (when incurred) associated with merging acquired operations into M&T, since such items are considered by management to be "nonoperating" in nature. Although "net operating income" as defined by M&T is not a GAAP measure, M&T's management believes that this information helps investors understand the effect of acquisition activity in reported results.

(1) After any related tax effect

M&T Bank Corporation | 33

Appendix 2 GAAP to Net Operating (Non-GAAP) Reconciliation 34 In millions 2020 2021 2022 2023 2024 3Q YTD 3Q24 2Q25 3Q25 Efficiency ratio Noninterest expense $3,385 $3,612 $5,050 $5,379 $5,359 $4,114 $1,303 $1,336 $1,363 Less: Amortization of core deposit and other intangible assets 15 10 56 62 53 32 12 9 10 Less: Merger-related expenses - 44 338 - - - - - - Noninterest operating expense $3,370 $3,558 $4,656 $5,317 $5,306 $4,082 $1,291 $1,327 $1,353 Taxable-equivalent net interest income $3,884 $3,840 $5,861 $7,169 $6,902 $5,202 $1,739 $1,722 $1,773 Other income 2,088 2,167 2,357 2,528 2,427 2,046 606 683 752 Less: Gain (loss) on bank investment securities (9) (21) (6) 4 10 1 (2) - 1 Denominator $5,981 $6,028 $8,224 $9,693 $9,319 $7,247 $2,347 $2,405 $2,524 Efficiency ratio 56.3% 59.0% 56.6% 54.9% 56.9% 56.3% 55.0% 55.2% 53.6%

Appendix 2 GAAP to Tangible (Non-GAAP) Reconciliation 35 In millions 2020 2021 2022 2023 2024 3Q YTD 3Q24 2Q25 3Q25 Average assets Average assets $135,480 $152,669 $190,252 $205,397 $211,220 $209,889 $209,581 $210,261 $211,053 Goodwill (4,593) (4,593) (7,537) (8,473) (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (21) (8) (179) (177) (120) (86) (113) (89) (79) Deferred taxes 5 2 43 44 33 25 28 26 24 Average tangible assets $130,871 $148,070 $182,579 $196,791 $202,668 $201,363 $201,031 $201,733 $202,533 Average common equity Average total equity $15,991 $16,909 $23,810 $25,899 $28,052 $28,748 $28,725 $28,666 $28,583 Preferred stock (1,250) (1,438) (1,946) (2,011) (2,344) (2,394) (2,565) (2,394) (2,394) Average common equity 14,741 15,471 21,864 23,888 25,708 26,354 26,160 26,272 26,189 Goodwill (4,593) (4,593) (7,537) (8,473) (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (21) (8) (179) (177) (120) (86) (113) (89) (79) Deferred taxes 5 2 43 44 33 25 28 26 24 Average tangible common equity $10,132 $10,872 $14,191 $15,282 $17,156 $17,828 $17,610 $17,744 $17,669

Appendix 2 GAAP to Tangible (Non-GAAP) Reconciliation 36 In millions 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2024 6/30/2025 9/30/2025 Total assets Total assets $142,601 $155,107 $200,730 $208,264 $208,105 $211,785 $211,584 $211,277 Goodwill (4,593) (4,593) (8,490) (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (14) (4) (209) (147) (94) (107) (84) (74) Deferred taxes 4 1 51 37 28 30 25 23 Total tangible assets $137,998 $150,511 $192,082 $199,689 $199,574 $203,243 $203,060 $202,761 Total common equity Total equity $16,187 $17,903 $25,318 $26,957 $29,027 $28,876 $28,525 $28,728 Preferred stock (1,250) (1,750) (2,011) (2,011) (2,394) (2,394) (2,394) (2,394) Common equity 14,937 16,153 23,307 24,946 26,633 26,482 26,131 26,334 Goodwill (4,593) (4,593) (8,490) (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (14) (4) (209) (147) (94) (107) (84) (74) Deferred taxes 4 1 51 37 28 30 25 23 Total tangible common equity $10,334 $11,557 $14,659 $16,371 $18,102 $17,940 $17,607 $17,818

Wilmington Trust – Tricolor Update 37 Build our New England ad Long Island Markets Make our Systems and Processes Resilient and Scalable Continue to Develop and Scale our Capability to Manage Risk • On September 10, 2025, Tricolor Holdings, LLC (Tricolor), a subprime auto lender and used vehicle retailer, filed for Chapter 7 bankruptcy • Attorney for court-appointed bankruptcy trustee: initial reports “indicate potentially systemic levels of fraud” • Press reports indicate that the U.S. Department of Justice is investigating • Neither Wilmington Trust nor M&T Bank has credit exposure to Tricolor • Wilmington Trust served in certain corporate custodian and trust capacities for multiple Tricolor warehouse facilities and securitizations. • Our capacities varied from deal to deal and were generally service provider roles performed under the relevant transaction documents • Warehouse lending transaction roles included: account bank and custodian • Securitization roles included: owner trustee, indenture trustee, custodian, paying agent, note registrar, and certificate registrar • Before a securitization closes there are other parties involved, including: originator, seller, sponsor, servicer, auditor, underwriter and ratings agencies • We are reviewing the transactions • The facts and circumstances of the Tricolor bankruptcy are still being learned and it is not possible at this time to estimate any potential legal, regulatory or other liability associated with the Tricolor transactions

M&T Peer Group

- Citizens Financial Group, Inc.
- Comerica Incorporated
- Fifth Third Bancorp
- First Horizon National Corporation
- Huntington Bancshares Incorporated
- KeyCorp
- M&T Bank Corporation
- PNC Financial Services Group, Inc.
- Regions Financial Corporation
- Truist Financial Corporation
- U.S. Bancorp
- Zions Bancorporation, NA

M&T Bank Corporation 38